Provisions	12 Months Ended
Mar. 31, 2018
Text block1 [abstract]
Provisions

20. Provisions

	Restoration, rehabilitation and environmental (a)	Other (b)	Total
	(₹ in million)	(₹ in million)	(₹ in million)
As at April 01, 2016	11,513	912	12,425
Additions	1,162	513	1,675
Utilized	(600)	(310)	(910)
Change in estimate	6,641	—	6,641
Unwinding of discount	844	—	844
Exchange differences	(286)	(25)	(311)

As at March 31, 2017	19,274	1,090	20,364

Classification as at March 31, 2017
Current	564	567	1,131
Non-current	18,710	523	19,233

	19,274	1,090	20,364

	Restoration, rehabilitation and environmental (a)	Other (b)	Total	Total
	(₹ in million)	(₹ in million)	(₹ in million)	(US dollars in million)
As at April 01, 2017	19,274	1,090	20,364	313
Additions	1,738	435	2,173	33
Amounts used	(405)	(52)	(457)	(7)
Unused amounts reversed	(418)	—	(418)	(7)
Unwinding of discount	837	—	837	13
Change in estimates	84	—	84	1
Reclassifications	—	(7)	(7)	—
Additions upon acquisition through business combination	236	3	239	4
Exchange differences	628	21	649	10

As at March 31, 2018	21,974	1,490	23,464	360

Classification as at March 31, 2018
Current	483	952	1,435	22
Non-current	21,491	538	22,029	338

	21,974	1,490	23,464	360

(a) Restoration, rehabilitation and environmental

The provision for restoration, rehabilitation and environmental liabilities represents the management’s best estimate of the costs which will be incurred in the future to meet the Group’s obligations under existing Indian, Australian, Namibian, South Africa and Irish law and the terms of the Group’s mining and other licenses and contractual arrangements.

The principal restoration and rehabilitation provisions are recorded where a legal obligation exists relating to the mining/ oil and gas assets, where costs are expected to be incurred in restoring the site of production facilities at the end of the life. The Group recognizes site restoration liability to rectify these environmental damages.

An obligation to incur restoration, rehabilitation and environment costs arises when environmental disturbances are caused by the development or ongoing production from a producing field/ mine.

These amounts calculated by considering discount rates within the range of 2% to 12%, becomes payable on closure of mine/expiry of license and are expected to be incurred over a period of one to thirty years. The discount rates at major units are in the range of 2% to 12% at Zinc International and of 2% to 4% at Oil and Gas division.

During the last year, the Group revised the discount rate applied to the decommissioning liability in relation to the Group’s oil and gas segment from 8% (March 31, 2016) to 3.5% (March 31, 2017) p.a. to reflect the risk free rate of return of the currency in which the majority of the expenses are likely to be incurred. The consequential increase in decommissioning provision and property, plant and equipment of ₹ 8,105 million, which the Group believed was not material, had been recognised in the previous year.

(b) Other

Other provisions comprises the Group’s best estimates of the costs based on the possibility of occurrence in the future to settle certain legal, tax, other claims, employee benefits and redundancy costs outstanding against the Group. The timing of cash flows in respect of such provisions cannot be reasonably determined.